COLLEGE RETIREMENT EQUITIES FUND
(CREF)
SUPPLEMENT NO. 1
dated June 7, 2007
to the May 1, 2007 Statement of Additional Information (SAI)

Change to the Board of Trustees

Effective May 15, 2007, Ms. Nancy Eckl was appointed to the Board of Trustees of CREF. The following information should be added to the trustee chart in CREF’s SAI.

Number of
Portfolios
in Fund
	Position(s)	Term of Office		Complex
	Held with	and Length of	Principal Occupation(s)	Overseen	Other Directorships
Name, Address and Age	CREF	Time Served	During Past 5 Years	by Trustee	Held by Trustee
Nancy Eckl	Trustee	One-Year Term.	Former Vice President (1990-2006),	8	Independent Director,
c/o Corporate Secretary		Trustee since	American Beacon Advisors, Inc.,		The Lazard Funds, Inc.,
730 Third Avenue		May 2007.	and Vice President of certain funds		Lazard Retirement
New York, NY 10017-3206			advised by American Beacon Advisors, Inc.		Series, Inc., Lazard
Date of Birth:					Global Total Return and
10/6/62					Income Fund, Inc. and
Lazard World Dividend
and Income Fund, Inc.
and Member of the
Board of Managers of
Lazard Alternative
Strategies Fund, LLC.

Ms. Eckl will serve as a member of the following Board committees: the Operations Committee and the Investment Committee.

The following should be added to the table disclosing the trustees’ equity ownership in CREF and the TIAA-CREF family of investment companies:

Aggregate Dollar Range of
Equity Securities in All
Registered Investment
Companies Overseen by
	Dollar Range of Equity	Trustee in Family of
	Securities in CREF	Investment Companies
Name of Trustee	(as of May 31, 2007)	(as of May 31, 2007)
Nancy Eckl*	None	None
*Ms. Eckl was appointed as a CREF trustee effective May 15, 2007.

Additionally, under the existing column entitled “Other Directorships Held by Trustees” in the trustee chart, the reference to Ms. Bridget Macaskill as Director of J. Sainsbury plc should be deleted.

A 11453 06/07